PIMCO Equity Series

Supplement dated August 18, 2026 to the Equity Exchange-Traded Funds Prospectus (the “Prospectus”) dated October 31, 2025, as supplemented from time to time

Disclosure Related to the PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF, PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF, and PIMCO RAFI ESG U.S. ETF (each, a “Fund” and together, the “Funds”)

Effective immediately, each Fund is jointly and primarily managed by Emmanuel S. Sharef and Alexander Steiner. Accordingly, effective immediately, the paragraph in the “Investment Adviser/Portfolio Managers” section in each Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Emmanuel S. Sharef and Alexander Steiner. Dr. Sharef is an Executive Vice President of PIMCO. Mr. Steiner is a Vice President of PIMCO. Dr. Sharef has managed the Fund since August 2026. Mr. Steiner has managed the Fund since August 2022.

In addition, effective immediately, disclosure concerning the Funds’ portfolio managers in the table in the “Management of the Funds-Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF PIMCO RAFI Dynamic Multi-Factor International Equity ETF PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF PIMCO RAFI ESG U.S. ETF	Emmanuel S. Sharef	08/26 08/26 08/26 08/26

Executive Vice President, PIMCO. Dr. Sharef is a portfolio manager in the Newport Beach office, focused on asset allocation and multi-real-asset strategies and the residential real estate market. He is a member of the Americas Portfolio Committee and has served as a rotating member of the Investment Committee. Prior to joining PIMCO in 2011, he worked in the mortgage credit strategists group at Morgan Stanley. He has investment and financial services experience since 2008 and holds a Ph.D. in operations research from Cornell University, specializing in statistics and biometrics. He received an undergraduate degree from Princeton University.

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF PIMCO RAFI Dynamic Multi-Factor International Equity ETF PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF PIMCO RAFI ESG U.S. ETF	Alexander Steiner	08/22 08/22 08/22 08/22

Vice President, PIMCO. Mr. Steiner is a portfolio manager in the New York office. He is responsible for the management and implementation of equity portfolios. Prior to joining PIMCO in 2021, he was an investment analyst focusing on portfolio implementation, rebalancing, and trading for RegentAtlantic Capital. He has investment experience since 2011 and holds an undergraduate degree in economics from Rutgers University. He is a CFA charterholder.

In addition, effective immediately, the second sentence of the first paragraph of the “Underlying Indexes” section of the Prospectus is deleted and replaced with the following:

The trade name RAFI™ is a registered trademark of RAFI Indices, LLC.

Additionally, effective immediately, the last sentence of the first paragraph of the “Disclaimers” section of the Prospectus is deleted and replaced with the following:

The trade name RAFI™ is a registered trademark of RAFI Indices, LLC in the U.S. and other countries.

Investors Should Retain This Supplement for Future Reference

PES_SUPP1_081826

PIMCO Equity Series

Supplement dated August 18, 2026 to the Statement of Additional Information (the “SAI”) dated October 31, 2025, as supplemented from time to time

Disclosure Related to the PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF, PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF and PIMCO RAFI ESG U.S. ETF (each, a “Fund” and together, the “Funds”)

Effective immediately, each Fund is jointly and primarily managed by Emmanuel S. Sharef and Alexander Steiner.

Accordingly, effective immediately, the following sentences are added to the end of the paragraph in the subsection “Portfolio Managers-Other Accounts Managed” in the SAI:

Effective August 18, 2026, each of the PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF, PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF and PIMCO RAFI ESG U.S. ETF is jointly and primarily managed by Emmanuel S. Sharef and Alexander Steiner.

Accordingly, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers-Other Accounts Managed” in the SAI and the following is added:

	Total Number of Accounts	Total Assets of All Accounts (in $ millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $ millions)
Sharef*
Registered Investment Companies	16	$11,122.70	0	$0.00
Pooled Investment Vehicles	31	$32,056.07	0	$0.00
Other Accounts	14	$4,114.92	0	$0.00

*

Effective August 18, 2026, Dr. Sharef co-manages the PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF ($141.1 million), PIMCO RAFI Dynamic Multi-Factor International Equity ETF ($457.6 million), PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF ($294.2 million) and PIMCO RAFI ESG U.S. ETF ($164.8 million). Information for Dr. Sharef is as of July 31, 2026.

In addition, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers-Securities Ownership” in the SAI and the following is added:

Portfolio Manager	Funds Managed by Portfolio Manager	Dollar Range of Shares Owned
Sharef*	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	None
	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	None
	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	None
	PIMCO RAFI ESG U.S. ETF	None

*

Effective August 18, 2026, Dr. Sharef co-manages the PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF, PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF and PIMCO RAFI ESG U.S. ETF. Information for Dr. Sharef is as of July 31, 2026.

In addition, effective immediately, the last sentence of the first paragraph of the “Disclaimers” section of the “Other Information” section of the SAI is deleted and replaced with the following:

The trade name RAFI™ is a registered trademark of RAFI Indices, LLC in the U.S. and other countries.

Investors Should Retain This Supplement for Future Reference

PES_SUPP2_081826